EXHIBIT 4.1

[FACE OF CERTIFICATE]

NUMBER	SHARES ORDINARY
CERT#

MAPI – PHARMA LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL
NIS 1.00 PAR VALUE ORDINARY SHARES

THIS CERTIFIES that
is the owner of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NIS 1.00 PAR VALUE, OF
MAPI – PHARMA LTD.

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated:

/s/ Ehud Marom	/s/ Nir Bernstein
Chief Executive Officer	Chief Financial Officer

COUNTERSIGNED AND REGISTERED
VSTOCK TRANSFER, LLC
Transfer Agent and Registrar
By: _________________
AUTHORIZED SIGNATURE

[REVERSE CERTIFICATE]

MAPI – PHARMA LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	________ Custodian __________
TEN ENT -	as tenants by the entireties		(Cust) (Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act_____________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________ hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:
______________________________________________________________________________________

______________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

_________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________,
Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises

Dated _________________________________________

x____________________________________________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

Signature(S) Guaranteed:

________________________________________________

TRANSFER FEE WILL APPLY